Subsequent Events (Details Textual) - Subsequent Event [Member] $ in Thousands	2 Months Ended
Feb. 22, 2017 USD ($)
Debt Instrument, Covenant Description	In January 2017, the Company reached an agreement with the lender that (i) allows us to defer 4 quarters of debt repayment to the balloon amount in exchange for a prepayment equal to 4 quarters of scheduled repayments, which was made in Q4 2016 and (ii) waives the interest coverage covenant for 2018, and amends the level to 1.0 to 1.0 for 1Q 2019 and 2Q 2019 (both calculated on a year to date basis), 2.5 to 1.0 for 3Q 2019 (calculated on a year to date basis) and 2.5 to 1.0 for 4Q 2019 and thereafter (calculated on a trailing four quarters basis).
Number of vessels delivered	5
Secured Debt
Proceeds from Lines of Credit	$ 38,400
Prepayments on Secured Credit Facilities	$ 1,543